REVOLVING CREDIT LOAN AGREEMENT

         THIS REVOLVING CREDIT LOAN AGREEMENT (the "Agreement"), is made this 23rd day of April, 1998, by and between TeleServices International Group Inc. (the "Borrower"), and Robert P. Gordon ("Lender").

         WHEREAS, Borrower is desirous of borrowing sums from time to time up to an aggregate amount of Five Million Dollars ($5,000,000) from Lender in the form of a revolving line of credit;

         WHEREAS, Lender is willing to provide the above-described loans to Borrower on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties agree as follows:

         1. Terms of Revolving Credit. Subject to the terms and conditions of this Agreement, Lender hereby agrees to establish a revolving credit facility (hereinafter, the "Revolving Credit") in the maximum amount of Five Million Dollars ($5,000,000) in favor of Borrower on the following terms and conditions:

            a. The term of the Revolving Credit shall begin on the date hereof and shall end on April 22, 1999, unless accelerated pursuant to Section 5 hereinbelow (the "Repayment Date").

            b. Concurrently herewith, Borrower shall execute a Revolving Credit Master Note in favor of Lender in the face amount of Five Million Dollars ($5,000,000) (the "Note"), payable on or before the Repayment Date, in the form attached hereto as Exhibit A and incorporated by reference herein.

            c. Advances under the Revolving Credit may be made, at the discretion of Lender in accordance with the terms of this Agreement, at any time prior to the Repayment Date upon receipt by Lender of oral or written request therefor from Borrower; at no time shall the aggregate obligation of Borrower to Lender exceed One Million U.S. Dollars (US$1,000,000). Borrower may at any time prior to the Repayment Date repay all or any part of said loans under the Revolving Credit and subsequently receive further advances, consistent with the terms and conditions hereof.

            d. Principal amounts due under the Revolving Credit shall bear interest and shall be payable in accordance with the terms of the Note.

            e. Borrower may prepay under the Note at any time in any amount without premium or penalty.

            f. Amounts borrowed under the Revolving Credit shall be used for the purposes specified in Section 9.a(2) of this Agreement.

         2. Fees and Expenses. Borrower agrees to reimburse Lender for all out-of-pocket costs and expenses incurred by Lender in connection with this Agreement and the making, protection, enforcement and collection of all amounts

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REVOLVING CREDIT LOAN AGREEMENT                                      Page 1 of 7
advanced under the Revolving Credit. These costs are to include all costs and expenses incurred in enforcing the rights of Lender under this Agreement whether or not upon the occurrence of any Event of Default (hereinafter defined).

         3. Promises to Pay. Borrower promises to pay to Lender when due, whether by normal maturity, acceleration or otherwise, the entire outstanding principal amount of the Revolving Credit, together with interest, and all other amounts payable by Borrower to Lender hereunder, including costs of collection.

         4. Repayment of Principal and Interest in Common Stock of Borrower at Option of Lender. Lender shall have the right to demand payment from Borrower of all principal and interest due and payable hereunder and under the Note, in whole or in part, in the form of restricted shares of Common Stock of the Borrower. The number of shares of Common Stock of the Borrower that would be issued to Lender in payment of any amount due to Lender would be determined by totaling all principal and interest due (the "Amount Due") as of the date that payment is due and demand for payment may be made under this Agreement (the "Demand Date") and dividing the Amount Due by fifteen cents ($.15). Lender would be required to execute such other documents and make such other representations and warranties as may be required for Borrower to issue the securities to Lender; and Borrower would not be required to issue shares of Common Stock if doing so, in the opinion of Borrower's legal counsel, would result in any violations of applicable securities laws. Any shares of Common Stock of Borrower that may be issued shall be restricted and all certificates shall bear a standard "Rule 144" restrictive legend.

         5. Events of Default; Acceleration. Any or all of the liabilities of Borrower to the Lender in connection with the Revolving Credit shall, at the option of Lender, be immediately due and payable upon the occurrence of any of the following events of default (each of which shall be hereinafter referred to as an "Event of Default"): (a) default in the payment, when due or payable, of any obligation of Borrower under this Agreement or the Note; (b) if any representation or warranty by Borrower hereunder is not complete or accurate at any time that any advances are outstanding hereunder; (c) failure of Borrower after request by Lender to permit the inspection of books or records of Borrower; (d) issuance of any injunction or of an attachment or judgment against any property of Borrower that is not discharged within thirty (30) days after issuance; (e) the insolvency of Borrower, or the filing of any bankruptcy, reorganization, debt arrangement or other proceeding or case against Borrower under any bankruptcy or insolvency law or commencement of any dissolution or liquidation proceeding against Borrower, any of which is either consented to or acquiesced in by Borrower or remains undismissed for sixty (60) days after the date of entry or the commencement by Borrower of a voluntary case under the federal bankruptcy laws or any state insolvency or similar laws, or the consent by Borrower to the appointment of a receiver, liquidator, assignee, trustee, custodian or similar official for Borrower or any of its property, or the making by Borrower of any assignment for the benefit of creditors or the failure by Borrower generally to pay Borrower's debts, as the case may be, as they become due; (f) a change in the condition or affairs (financial or otherwise) of Borrower that in the opinion of the Lender increases Lender's risk in connection with the Revolving Credit or impairs the prospect of timely payment of the Revolving Credit; (g) default in the performance of any obligation, covenant or agreement contained or referred to herein or in the Note; or (h) failure of a "Condition of Lending" described hereinafter in Section 7. For purposes of the
Section 5, an Event of Default by any subsidiary of Borrower shall be deemed an Event of Default by Borrower.

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REVOLVING CREDIT LOAN AGREEMENT                                      Page 2 of 7

         6. Waivers. Borrower waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, and all other action taken in reliance hereon and all other demands and notices of any type.

         7. Conditions of Lending. This Agreement and any and all advances under the Revolving Credit are and shall at all times be subject to the following:

             a. The representations and warranties of Borrower to Lender shall be complete and accurate on the date hereof and on and as of the date of each advance under the Revolving Credit with the same effect as though such representations and warranties had been made on and as of such date.

             b. All covenants and agreements required to be performed by Borrower under this Agreement and under the Note shall have been performed to the satisfaction of Lender as and when required.

             c. On the date hereof and on and as of the date of each advance under the Revolving Credit, no Event of Default shall have occurred and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default shall have occurred or shall exist.

             d. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance satisfactory to Lender.

         8. Borrower's Representations and Warranties. To induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows:

             a. Existence; Power; Authority. Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and (b) has the power to own its property and to carry on its business and is qualified to do business and is in good standing in each jurisdiction in which the character of properties owned by it or the transaction of its business makes such qualification necessary. Borrower is duly and validly authorized by all necessary corporation action and has full power and authority to enter into this Agreement, to make the borrowings hereunder, to execute and deliver this Agreement and the Note, and to perform and comply with the terms, conditions, and agreements set forth herein and therein.

             b. Binding Agreement. This Agreement constitutes, and the Note, when made and delivered for value received will constitute, the valid and legally binding obligations of Borrower, enforceable in accordance with their respective terms.

             c. No Conflicting Agreements. The execution of and performance under this Agreement and the Note and the borrowings hereunder and thereunder by Borrower will not violate: (A) any statute, regulation or other provision of law; (B) any order of a court or instrumentality of government having jurisdiction over Borrower; (C) any provision of the Articles of Incorporation

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REVOLVING CREDIT LOAN AGREEMENT                                      Page 3 of 7
or Bylaws of Borrower; and (D) any indenture, contract, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound. There are no provisions of any existing mortgage, deed of trust, contract, lease, or other agreement of any kind binding on Borrower or affecting its business or property that would conflict with or in any way restrict or prohibit the execution, delivery or performance of the terms of this Agreement or the Note.

             d. Information. All information, whether provided orally or contained in any financial statement, report, certificate, opinion, letter or any other written document, given to Lender by Borrower or by any other person in connection with the Revolving Credit at any time during the term hereof is and shall constitute a representation and warranty by Borrower hereunder. Borrower hereby represents and warrants that all such information is in all material respects true, complete and accurate, and does not and shall not fail to state any material fact or any fact necessary to make such information not misleading.

             e. Assets and Properties. Borrower has good and marketable title to all of its assets and properties, free and clear of any security interests, liens or encumbrances of any type or kind whatsoever, except as may be permitted by Lender.

             f. Violation of Laws, etc. (1) Neither the consummation of this Agreement nor the use, directly or indirectly, of all or any portion of the proceeds of the Revolving Credit will violate or result in a violation of any provision of any applicable law or of any applicable order of, or restriction imposed by, any applicable governmental or regulatory entity or authority.

                 (2) There are no plans of a type described in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in respect of which Borrower (or an entity, whether or not incorporated, that is under common control with Borrower within the meaning of Section 414(c) of the Internal Revenue Code of 1986, as amended) is an "Employer" as defined in
Section 3(5) of ERISA, maintained by Borrower or any subsidiary of Borrower, or under which Borrower or any such subsidiary has any liability. Borrower shall give Lender prompt written notice of the adoption of any such plans.

         9. Borrower's Covenants. Until all obligations and liabilities of Borrower to Lender under this Agreement and the Note have been paid and performed in full, Borrower shall keep and perform the following covenants, and does hereby covenant, agree and promise to Lender as follows:

             a. General Affirmative Covenants. Borrower shall, at all times during the term of the Revolving Credit and at all times that any advances hereunder are outstanding, unless waived by Lender, do the following:

                 (1) Insurance. Obtain and maintain adequate insurance as is customarily maintained by similar companies operating in the same vicinities as Borrower, all insurance to be in such form and written by such companies as may be reasonably satisfactory to Lender, and will upon request of Lender, deliver to Lender copies of the policies concerned.


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REVOLVING CREDIT LOAN AGREEMENT                                      Page 4 of 7

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                 (2)  Use of Proceeds.  Use  any  and all amounts advanced under this Agreement solely for the working capital needs of Borrower or its subsidiaries, including any closing costs incurred in connection with this Agreement, monthly rental payments, the purchase of insurance, and the payment of salaries to employees of Borrower and its subsidiaries.

                 (3) Information. Furnish to Lender, promptly from time to time, such information concerning the operations, business, affairs, and financial condition of Borrower as Lender may reasonably request.

                 (4) Books, Records, and Inspections. At all times (a) maintain complete and accurate books and records and (b) permit any person designated by Lender to enter, examine, audit, and inspect all properties, books, operations and records of Borrower at any reasonable time and from time to time wherever such properties, books, operations and records are located.

                 (5) Litigation. Promptly notify Lender of any litigation instituted or threatened against Borrower and of the entry of any judgment or lien against any of Borrower's assets or properties.

                 (6) Compliance with Laws. At all times comply with all applicable laws and orders of any court or other governmental authority, and all regulations and standards of any applicable regulatory entity.

                 (7)  Maintain Existence.   At  all times maintain in full force
and effect its corporate existence, rights, privileges, and qualify and remain qualified in all jurisdictions where qualification is required.

                 (8) Taxes. Except to the extent that the validity or amount thereof is being contested in good faith and by appropriate proceedings, pay and discharge all Taxes prior to the date when any interest or penalty would accrue for nonpayment thereof.

                 (9) Events of Default. Promptly inform Lender of the occurrence of any Event of Default or the occurrence of any condition, event or act which, with the giving of notice or lapse of time or both, would constitute an Event of Default hereunder.

             b.  General Negative Covenants.   Without the prior written consent
of  Lender,  Borrower  shall  not  at  any time during the term of the Revolving
Credit:

                 (1) Guaranties. Indorse, guaranty or become surety for the obligation of any person, firm or corporation, except that Borrower may indorse checks or other instruments for deposit or collection in the ordinary course of business.

                 (2) Transfers and Encumbrances. Sell, mortgage, pledge or otherwise encumber or dispose of any of Borrower's property, real or personal, now owned or hereafter acquired, or permit any lien or security interest to exist thereon, except in the ordinary course of Borrower's business or as permitted by Lender.


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REVOLVING CREDIT LOAN AGREEMENT                                      Page 5 of 7

         10. Notices. All notices, consents, approvals, requests, demands and other communications that are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

Lender:                    Robert P. Gordon
                           234 - 21st Avenue N.E.
                           St. Petersburg, FL  33704

Borrower:                  TeleServices International Group Inc.
                           100 Second Avenue South, Suite 1000
                           St. Petersburg, FL  33701

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays in the United States.

         11. Miscellaneous.

             a. No Waiver. No failure or delay of any party hereto to exercise any right given to it hereunder, or to insist on strict compliance with any provision hereunder, shall constitute a waiver of such provision or of any other provision hereof, or a waiver of any breach, and no waiver of any provision or breach of any provision shall constitute a waiver of any other provision or breach or of any subsequent breach of the same provision. No waiver shall be effective unless in writing and signed by the party having the right to waive such provision.

             b. Survival. All covenants, agreements, representations and warranties made herein and in any other instruments or documents delivered pursuant hereto shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the amounts due hereunder are outstanding and unpaid.

             c. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, correspondence, understandings and agreements, if any, between the parties; no amendment or modification of this Agreement shall be binding on the parties unless made in writing and duly executed by all parties. There are no oral or implied agreements and no oral or implied warranties between the parties hereto other than those expressed herein.

             d. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by Borrower without the prior written consent of Lender.

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REVOLVING CREDIT LOAN AGREEMENT                                      Page 6 of 7

             e. Headings. The section and other headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms hereof.

             f. Further Assurances and Corrective Instruments. The parties hereto agree to execute, acknowledge, seal and deliver, after the date hereof, without additional consideration, such further assurances, instruments and documents, and to take such further actions, as the parties hereto shall request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

             g. Severability. Any provision in this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

             h.  Governing  Law.   This  Agreement  shall  be  governed  by  and
construed and interpreted in accordance with this laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


BORROWER:                                  TELESERVICES INTERNATIONAL GROUP INC.


                                           By: /s/ Stephen G. McLean
                                               ---------------------------------
                                               Stephen G. McLean, CEO

Attest:

/s/ Paul W. Henry
------------------------
Paul W. Henry, Secretary


LENDER:                                    ROBERT P. GORDON

                                           /s/ Robert P. Gordon
                                           -------------------------------------


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REVOLVING CREDIT LOAN AGREEMENT                                      Page 7 of 7

                                    EXHIBIT A

                          REVOLVING CREDIT MASTER NOTE


US$5,000,000                                                      April 23, 1998


         FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of Robert P. Gordon (hereinafter, "Lender") at such place as the Lender may from time to time designate, in lawful money of the United States of America, the principal sum of Five Million Dollars ($5,000,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. The following terms shall apply to this Note.

         1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at a fixed rate equal to eight percent (8%) per annum.

         2. Repayment. The entire unpaid balance of principal, together with all accrued and unpaid interest thereon, shall be paid in full, in cash or in shares of Common Stock of the Borrower a the option of Lender, in accordance with
Section 4 of the Revolving Credit Loan Agreement between the parties of even date herewith (the "Loan Agreement"), on or before April 22, 1999 (the "Repayment Date"), unless extended in writing by Lender.

         3. Calculation of Interest. Interest shall be calculated for each advance or re-advance based on the actual number of days on which there exists an unpaid principal balance.

         4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

         5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty or additional interest.

         6. Event of Default. As used herein the term "Event of Default" shall mean (a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and (b) an Event of Default as such term is defined under the Loan Agreement.

         7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten
(10) days after its due date, Borrower shall pay a late payment penalty equal to one percent (1%) of the amount overdue for each month outstanding until paid, beginning with the due date of the late payment.

         8. Acceleration Upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and

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REVOLVING CREDIT LOAN AGREEMENT - EXHIBIT A                             Page A-1
without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

         9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased by two (2) percentage points above the rate of interest otherwise applicable, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.

         10. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

         11. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

         12. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

         13. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

         14. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

         15. Notices. All notices, consents, approvals, requests, demands and other communications that are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

Lender:                    Robert P. Gordon
                           234 - 21st Avenue N.E.
                           St. Petersburg, FL  33704

Borrower:                  TeleServices International Group Inc.
                           100 Second Avenue South, Suite 1000
                           St. Petersburg, FL  33701

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REVOLVING CREDIT LOAN AGREEMENT - EXHIBIT A                             Page A-2

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays in the United States.

         16. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

         17. Choice of Law. This Note shall be governed, construed and enforced in accordance with the laws of the State of Florida.

         18. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.


BORROWER:                                  TELESERVICES INTERNATIONAL GROUP INC.

                                           By:       NOT FOR EXECUTION
                                               ---------------------------------
                                               Stephen G. McLean, CEO

Attest:

NOT FOR EXECUTION
------------------------
Paul W. Henry, Secretary


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REVOLVING CREDIT LOAN AGREEMENT - EXHIBIT A                             Page A-3

                          REVOLVING CREDIT MASTER NOTE

US$5,000,000                                                      April 23, 1998


         FOR VALUE RECEIVED, the undersigned (hereinafter, the "Borrower") promises to pay to the order of Robert P. Gordon (hereinafter, "Lender") at such place as the Lender may from time to time designate, in lawful money of the United States of America, the principal sum of Five Million Dollars ($5,000,000) (or so much thereof as has been advanced or re-advanced hereunder from time to time) together with interest thereon at the rate and upon the terms hereinafter provided. The following terms shall apply to this Note.

         1. Interest Rate. For the period from the date of this Note until the date on which the entire principal balance outstanding is paid in full (at stated maturity, on acceleration or otherwise), interest shall accrue on the principal balance from time to time outstanding at a fixed rate equal to eight percent (8%) per annum.

         2. Repayment. The entire unpaid balance of principal, together with all accrued and unpaid interest thereon, shall be paid in full, in cash or in shares of Common Stock of the Borrower a the option of Lender, in accordance with
Section 4 of the Revolving Credit Loan Agreement between the parties of even date herewith (the "Loan Agreement"), on or before April 22, 1999 (the "Repayment Date"), unless extended in writing by Lender.

         3. Calculation of Interest. Interest shall be calculated for each advance or re-advance based on the actual number of days on which there exists an unpaid principal balance.

         4. Application of Payments. All payments made hereunder shall be applied first to late penalties or other sums owing the holder, next to accrued and unpaid interest, and then to principal.

         5. Optional Prepayment. Borrower may prepay this Note in whole or in part at any time or from time to time without penalty or additional interest.

         6. Event of Default. As used herein the term "Event of Default" shall mean (a) a failure to make any payment of any amount required to be paid pursuant to this Note on the date such payment is due under this Note; and (b) an Event of Default as such term is defined under the Loan Agreement.

         7. Late Payment Penalty. Should any payment of interest or principal and interest due hereunder be received by the holder of this Note more than ten
(10) days after its due date, Borrower shall pay a late payment penalty equal to one percent (1%) of the amount overdue for each month outstanding until paid, beginning with the due date of the late payment.

         8. Acceleration Upon Event of Default. Upon the occurrence of an Event of Default, Lender may, at its option, in its sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued interest and any other sums payable hereunder immediately due and payable.

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REVOLVING CREDIT MASTER NOTE            1 of 1                   Borrower ______

         9. Default Interest Rate. Upon the occurrence of an Event of Default, the rate of interest accruing on the disbursed unpaid principal balance shall automatically and without further action by Lender be increased by two (2) percentage points above the rate of interest otherwise applicable, independent of whether Lender elects to accelerate the unpaid principal balance as a result of such default.

         10. Interest Rate After Judgment. If judgment is entered against Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees and costs) shall bear interest at the highest rate authorized under this Note as of the date of entry of the judgment.

         11. Expenses of Collection. Should this Note be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, Borrower shall pay all of Lender's actual costs, fees (including reasonable attorneys' fees) and expenses resulting from such referral.

         12. Waiver of Protest. Borrower hereby waives presentment, notice of dishonor and protest.

         13. Commercial Loan. Borrower acknowledges and warrants that this Note evidences a "commercial loan" and that the proceeds of the Note will be used for the sole purpose of carrying on a business or commercial enterprise and not for personal, family, household or agricultural purposes.

         14. Waiver. No failure or delay by the holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

         15. Notices. All notices, consents, approvals, requests, demands and other communications that are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by telefax, telegram or overnight courier or posted by registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

Lender:                    Robert P. Gordon
                           234 - 21st Avenue N.E.
                           St. Petersburg, FL  33704

Borrower:                  TeleServices International Group Inc.
                           100 Second Avenue South, Suite 1000
                           St. Petersburg, FL  33701

Any party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other parties in the manner set forth herein. Notices shall be deemed given on the next business day following

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REVOLVING CREDIT MASTER NOTE            2 of 3                   Borrower ______
the day such notice is posted or sent by courier in the manner described above, and if sent by telefax or telegram, on the date such notice is sent, and if delivered in person, on the date so delivered. Any notice period shall commence on the day such notice is deemed given. For the purposes of this Agreement, the term "business day" shall include all days other than Saturdays, Sundays and federal banking holidays in the United States.

         16. Headings. The section headings in this Note are for reference only, and shall not limit or otherwise affect any of the terms hereof.

         17. Choice of Law. This Note shall be governed, construed and enforced in accordance with the laws of the State of Florida.

         18. Binding Effect. This Note shall be binding upon Borrower and its successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.


BORROWER:                                  TELESERVICES INTERNATIONAL GROUP INC.


                                           By: /s/ Stephen G. McLean
                                               ---------------------------------
                                               Stephen G. McLean, CEO

Attest:

/s/ Paul W. Henry
------------------------
Paul W. Henry, Secretary

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REVOLVING CREDIT MASTER NOTE            3 of 3                   Borrower ______